UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

July MSLP Consent Agreement

On July 31, 2025,  Venus Concept Inc. (the “Company”), Venus Concept USA, Inc., a wholly-owned subsidiary of the Company (“Venus USA” or “Borrower”), Venus Concept Canada Corp., a wholly-owned Canadian subsidiary of the Company (“Venus Canada”), and Venus Concept Ltd., a wholly-owned Israeli subsidiary of the Company (“Venus Israel” and together with the Company, Venus USA and Venus Canada, the “Loan Parties”), entered into a Consent Agreement with Madryn Health Partners, LP (“Madryn”) and Madryn Health Partners (Cayman Master), LP (“Madryn Cayman,” and together with Madryn, the “Lenders” or the “Holders”) (the “July Consent Agreement”).

The July Consent Agreement granted relief under the Loan and Security Agreement (Main Street Priority Loan), dated December 8, 2020, among the Lenders, as lenders, and Venus USA, as borrower (the “MSLP Loan Agreement”), such that certain minimum liquidity requirements under the MSLP Loan Agreement are waived through August 6, 2025.

The foregoing description of the July Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the July Consent Agreement, a copy of which is filed hereto as Exhibit 10.1.

Seventeenth Bridge Loan Amendment

On July 31, 2025, the Loan Parties entered into a Seventeenth Bridge Loan Amendment Agreement with the Lenders (the “Seventeenth Bridge Loan Amendment”). The Seventeenth Bridge Loan Amendment amended that certain Loan and Security Agreement, dated April 23, 2024, among Venus USA, as borrower, the Company, Venus Canada and Venus Israel, as guarantors, and the Lenders, as lenders (as amended from time to time, the “Bridge Loan”), to extend the maturity date of the Bridge Loan from July 31, 2025 to August 6, 2025.

The foregoing description of the Seventeenth Bridge Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventeenth Bridge Loan Amendment, a copy of which is filed hereto as Exhibit 10.2.

July Notes Consent Agreement

On July 31, 2025, the Loan Parties entered into a Consent Agreement with the Lenders (the “July Notes Consent Agreement).  The July Notes Consent Agreement granted relief under those certain secured subordinated convertible notes issued by the Company in favor of the Lenders, dated March 31, 2025 (the “2025 Notes”), such that certain minimum liquidity requirements under 2025 Notes are waived through August 6, 2025.

The foregoing description of the July Notes Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the July Note Consent Agreement, a copy of which is filed hereto as Exhibit 10.3.

Eighteenth Bridge Loan Amendment

On August 6, 2025, the Loan Parties entered into an Eighteenth Bridge Loan Amendment Agreement with the Lenders (the “Eighteenth Bridge Loan Amendment”). The Eighteenth Bridge Loan Amendment amended the Bridge Loan, to, among other things, (i) extend the maturity date of the Bridge Loan from August 6, 2025 to August 31, 2025; (ii) establish a 50% threshold for a change of control event, and (iii) add or update customary negative covenants and events of default.

The foregoing description of the Eighteenth Bridge Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Eighteenth Bridge Loan Amendment, a copy of which is filed hereto as Exhibit 10.4.

August MSLP Consent Agreement

On August 6, 2025, the Loan Parties entered into a Consent Agreement with the Lenders (the “August Consent Agreement”).

The August Consent Agreement granted relief under the MSLP Loan Agreement, (i) certain minimum liquidity requirements under the MSLP Loan Agreement are waived through August 31, 2025, and (ii) Venus USA is permitted to apply the August 8, 2025 cash interest payment due under each Note (as defined in the August Consent Agreement) to the respective outstanding principal balance of each Note.

The foregoing description of the August Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the August Consent Agreement, a copy of which is filed hereto as Exhibit 10.5.

August Notes Consent Agreement

On August 6, 2025, the Loan Parties entered into a Consent Agreement with the Lenders (the “August Notes Consent Agreement”).  The August Notes Consent Agreement granted relief under the 2025 Notes, such that certain minimum liquidity requirements under 2025 Notes are waived through August 31, 2025.

The foregoing description of the August Notes Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the August Note Consent Agreement, a copy of which is filed hereto as Exhibit 10.6.

Item 5.03	Amendment to Articles of Incorporation of Company or Bylaws; Change in Fiscal Year.

Amendment to Series Y Preferred Stock Certificate of Designations

On August 6, 2025, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware (the “Certificate of Amendment”), thereby amending the Certificate of Designations with respect to the Company’s Series Y Convertible Preferred Stock (“Series Y Preferred Stock”), as filed with the Secretary of State of the State of Delaware on May 24, 2024 and as amended by those certain Certificate of Amendments filed with the Secretary of State of the State of Delaware on September 26, 2024, March 31, 2025 and June 30, 2025 (the “Certificate of Designations”). The Certificate of Amendment became effective upon filing.

The Certificate of Amendment amends the Certificate of Designations to, among other things, eliminate the provisions that provide for the automatic conversion of the Series Y Preferred Stock into common stock upon on the occurrence of the certain conditions set forth in the Certificate of Designations.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Designations of Series Y Convertible Preferred Stock dated August 6, 2025.

10.1
Consent Agreement, dated July 31, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.2
Seventeenth Amendment to Bridge Loan Agreement, dated July 31, 2025, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.3
Consent Agreement, dated July 31, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.4
Eighteenth Amendment to Bridge Loan Agreement, dated August 6, 2025, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.5
Consent Agreement, dated August 6, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.6
Consent Agreement, dated August 6, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: August 6, 2025	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer